UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 27, 2023

Summit Therapeutics Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36866	37-1979717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2882 Sand Hill Road, Suite 106, Menlo Park, CA		94025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617-514-7149

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	SMMT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

In connection with Summit Therapeutics Inc.’s (the “Company”) previously announced $500 million rights offering, which shall be available to all holders of record of the Company’s common stock, par value $0.01 (the “Common Stock”), the Company’s Board of Directors has set the record date for the distribution of rights as the close of market on February 6, 2023 (the “Record Date”). The Company intends to distribute to all holders of Common Stock as of the Record Date non-transferable subscription rights to purchase up to 476,190,476 shares of Common Stock at a price per share equal to the lesser of (i) $1.05 per share, or (ii) the volume weighted-average price of the Common Stock for the five consecutive trading days through and including the expiration date of the offering, currently contemplated to be March 1, 2023. Assuming that the rights offering is fully subscribed, the Company will receive gross proceeds of up to $500 million, less expenses related to the rights offering.

The Company filed a registration statement (including a prospectus) on Form S-3 with the Securities and Exchange Commission (the "SEC") on December 21, 2022, as amended on January 23, 2023, which has not yet become effective. The registration statement covers, among other things, the rights offering to which this communication relates. Such securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. Before you invest, you should read the final prospectus in that registration statement, together with any prospectus supplement, that we will file prior to commencing any rights offering, and the documents incorporated by reference in the prospectus (or any prospectus supplement), as well as the other documents the Company has filed with the SEC for more complete information about the Company and the rights offering. You may get these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov.

This communication does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMMIT THERAPEUTICS INC.

Date: January 27, 2023	By:	/s/ Ankur Dhingra
Chief Financial Officer
(Principal Financial Officer)